EXHIBIT 10.3
                                                                  ------------



                            INTERLINE BRANDS, INC.
                          2004 EQUITY INCENTIVE PLAN

                        RESTRICTED SHARE UNIT AGREEMENT


         THIS RESTRICTED SHARE UNIT AGREEMENT (the "AGREEMENT"), is made, effective as of the ____ day of _____________ (hereinafter the "DATE OF GRANT"), between Interline Brands, Inc., (the "COMPANY"), and __________ (the "PARTICIPANT").

                               R E C I T A L S:


         WHEREAS, the Company has adopted the Interline Brands, Inc. 2004 Equity Incentive Plan (the "PLAN"), pursuant to which awards of Restricted Share Units may be granted; and

         WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "COMMITTEE") has determined that it is in the best interests of the Company and its stockholders to grant to the Participant an award of Restricted Share Units as provided herein and subject to the terms set forth herein.

         NOW THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

         1. GRANT OF RESTRICTED SHARE UNITS. The Company hereby grants on the Date of Grant, to the Participant a total of ________ Restricted Share Units (the "AWARD"), with a target award equal to [two-thirds] of the Award, or ___________ Restricted Share Units (the "TARGET AWARD") on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. Such Restricted Share Units shall be credited to a separate account maintained for the Participant on the books of the Company (the "ACCOUNT"). On any given date, the value of each Restricted Share Unit comprising the Award shall equal the Fair Market Value of one share of Common Stock. The Award shall vest and settle in accordance with Section 3 hereof.

         2. INCORPORATION BY REFERENCE, ETC. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

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         3.       TERMS AND CONDITIONS.

                  (a) VESTING, SETTLEMENT AND FORFEITURE. Except as otherwise provided in the Plan and this Agreement, and contingent upon the Participant's continued service to the Company, the Award shall vest and become non-forfeitable as follows:

                           (i) PERFORMANCE-BASED VESTING. The Award shall become vested to the extent provided in the table set forth on EXHIBIT A attached hereto if, and to the extent that, the Committee certifies that the Company has achieved or exceeded the threshold percentage (as set forth on such table) of the "TARGET" (as defined in EXHIBIT A) necessary for any Restricted Share Units to vest upon the completion of the period commencing on [INSERT APPLICABLE TWO-YEAR PERIOD START DATE] and ending on [INSERT APPLICABLE TWO-YEAR PERIOD END DATE] (the "PERFORMANCE PERIOD").

                           As   soon   as  is   administratively   practicable
         following the last day of the Performance Period (the "PERFORMANCE-BASED VESTING DATE"), the Company shall settle the portion of the Participant's Award that is vested as of the Performance-Based Vesting Date (the "PERFORMANCE AWARD") and shall therefore (i) issue and deliver to the Participant one share of Common Stock for each Restricted Share Unit subject to the Performance Award (the "RSU SHARES"), with any fractional shares paid out in cash (and, upon such settlement, the Restricted Share Units shall cease to be credited to the Account) and (ii) enter the Participant's name as a stockholder of record with respect to the RSU Shares on the books of the Company.

                          (ii) SERVICE-BASED VESTING. Subject to the Participant's continued employment with the Company, the vested percentage of a Participant's Award shall be doubled on the first anniversary of the Performance-Based Vesting Date (the "SERVICE-BASED VESTING DATE"). On the Service-Based Vesting Date, the Company shall settle the portion of the Award that is vested on such date (the "SERVICE AWARD") and shall therefore (i) issue and deliver to the Participant one RSU Share for each Restricted Share Unit subject to the Service Award, with any fractional shares paid out in cash (and, upon such settlement, the Restricted Share Units shall cease to be credited to the Account) and (ii) enter the Participant's name as a stockholder of record with respect to the RSU Shares on the books of the Company.

                           (iii) FORFEITURE OF PORTION OF UNVESTED AWARD ON PERFORMANCE-BASED VESTING DATE. Upon settlement of the Performance Award, those Restricted Share Units that did not vest on the Performance-Based Vesting Date and cannot become vested on the Service-Based Vesting Date shall be irrevocably forfeited without consideration and the shares of Common Stock representing such unvested amount may be used for other Awards under the Plan.

                  (b) RESTRICTIONS. The Award granted hereunder may not be sold, pledged or otherwise transferred (other than by will or the laws of decent and distribution) and

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may not be subject to lien,  garnishment,  attachment or other legal  process.
The Participant acknowledges and agrees that, with respect to each Restricted Share Unit credited to his Account, he has no voting rights with respect to the Company unless and until each such Restricted Share Unit is settled in RSU Shares pursuant to Section 3(a) hereof.

                  (c)      EFFECT OF TERMINATION OF EMPLOYMENT.

                           (i)      Except as provided in subsections (ii) and
(iii) of this Section 3(c), if the Participant's employment with the Company terminates prior to the Performance-Based Vesting Date or the Service-Based Vesting Date for any reason, any unvested Restricted Share Units shall be forfeited without consideration to the Participant.

                           (ii)     Upon  the  termination  of   Participant's
employment with the Company due to his death or by the Company due to his Disability occurring:

                                    (1)      Prior  to  the  Performance-Based
         Vesting Date, then at number of Restricted Share Units shall vest that is equal to the number of Restricted Share Units subject to the Target Award multiplied by a fraction, the numerator of which is the number of months during the performance period through and including the month in which the date of termination occurs and the denominator of which is 24 and such Restricted Share Units shall be settled in shares of Common Stock as soon as reasonably practicable following the date of termination. Any Restricted Share Units that do not vest on the date of termination will be automatically forfeited.

                                    (2)     On and after the Performance-Based
         Vesting Date but prior to the Service-Based Vesting Date, all unvested Restricted Share Units shall vest and be settled in shares of Common Stock as soon as reasonably practicable following the date of termination.

                           (iii)     Upon   (x)   the   termination   of   the
Participant's employment without Cause or (y) the Participant's voluntary termination for "Good Reason" (as that term is defined in a written employment agreement between the Participant and the Company in effect at the date of termination, it being understood that if there is no such employment agreement, or if the employment agreement does not contain a definition of Good Reason, then Good Reason shall be inapplicable for purposes of this Agreement), in either case within 24 months following a Change in Control, any unvested Restricted Share Units outstanding on the date of termination (subsequent to the conversion described in Section 3(e) of the Agreement) shall vest and be settled in shares of Common Stock as soon as reasonably practicable following the date of termination.

                  (d) DIVIDENDS. If on any date dividends are paid on shares of Common Stock ("SHARES") underlying the Award (the "DIVIDEND PAYMENT DATE"), then the number of Restricted Share Units credited to the Account shall, as of the Dividend Payment Date, be increased by that number of Restricted Share Units equal to: (a) the product of (i) the number of Restricted Share Units in the Account as of the Dividend Payment Date and (ii) the

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per Share cash amount of such dividend (or, in the case of a dividend  payable in Shares or other property, the per Share equivalent cash value of such dividend as determined in good faith by the Committee) divided by (b) the Fair Market Value of a Share on the Dividend Payment Date. Such additional Restricted Share Units shall also be subject to the restrictions in Section 3(b) and the other terms and conditions of this Agreement.

                  (e) CHANGE IN CONTROL. Notwithstanding anything in the Plan to the contrary, in the event the Award is assumed or replaced by an award of equivalent value upon a Change in Control which occurs:

                           (i) Prior to the first anniversary of the Date of Grant, then that number of Restricted Share Units exceeding the Target Award will be automatically forfeited upon the Change in Control and the Restricted Share Units subject to the Target Award shall vest with respect to 50% of such Restricted Share Units on the second anniversary of the Date of Grant and with respect to the remaining 50% on the third anniversary of the Date of Grant, in each case subject only to the Participant's continued employment through such anniversary, and such Restricted Share Units shall be settled in shares of Common Stock as soon as reasonably practicable following the applicable anniversary.

                           (ii) On and after the first anniversary of the Date of Grant but prior to the second anniversary of the Date of Grant, (x) the Committee shall (1) terminate the Performance Period immediately prior to the Change in Control and (2) determine the percentage, if any, by which Target has been achieved or exceeded, after making appropriate adjustments, as determined by the Committee in its sole discretion, to reflect the early termination of the Performance Period, and (y) with respect to all of the Restricted Share Units subject to the Award, the Restricted Share Units representing the percentage by which Target, as so adjusted, has been achieved or exceeded (the "ACHIEVED RESTRICTED SHARE UNITS") shall vest with respect to 50% of such Achieved Restricted Share Units on the second anniversary of the Date of Grant and with respect to the remaining 50% of the Achieved Restricted Share Units on the third anniversary of the Date of Grant, in each case subject only to the Participant's continued employment through such anniversary, and such Achieved Restricted Share Units shall be settled in shares of Common Stock as soon as reasonably practicable following the applicable anniversary. Any Restricted Share Units that are not Achieved Restricted Share Units shall be automatically forfeited immediately prior to the Change in Control.

If the Award is not assumed or replaced upon a Change in Control, then upon the Change in Control:

                           (i) Prior to the first anniversary of the Date of Grant, then that number of Restricted Share Units exceeding the Target Award will be automatically forfeited upon the Change in Control, all of the Restricted Share Units subject to the Target Award shall vest immediately prior to the Change in Control, and such Restricted Share Units shall be settled in shares of Common

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         Stock  (or  the  cash  equivalent  thereof)  as  soon  as  reasonably practicable following the Change in Control.

                           (ii) On and after the first anniversary of the Date of Grant but prior to the second anniversary of the Date of Grant, (x) the Committee shall (1) terminate the Performance Period as of the Change in Control and (2) determine the percentage, if any, by which Target has been achieved or exceeded, after making appropriate adjustments, as determined by the Committee in its sole discretion, to reflect the early termination of the Performance Period, and (y) with respect to all of the Restricted Share Units subject to the Award, the Restricted Share Units representing the percentage by which Target, as so adjusted, has been achieved or exceeded, shall vest immediately prior to the Change in Control, and such Restricted Share Units shall be settled in shares of Common Stock (or the cash equivalent thereof) as soon as reasonably practicable following the Change in Control. Any Restricted Share Units that do not so vest shall be automatically forfeited immediately prior to the Change in Control.

                  (f) TAXES AND WITHHOLDING. Upon the settlement of the Award in accordance with Section 3(a) hereof, the Participant shall recognize taxable income in respect of the Award and the Company shall report such taxable income to the appropriate taxing authorities in respect of the Award as it determines to be necessary and appropriate. Upon the settlement of the Award in RSU Shares, the Participant shall be required as a condition of such settlement to pay to the Company by check or wire transfer the amount of any income, payroll, or social tax withholding that the Company determines is required; PROVIDED that the Participant may elect to satisfy such tax withholding obligation by having the Company withhold from the settlement that number of RSU Shares having a Fair Market Value equal to the amount of such withholding; PROVIDED, FURTHER, that the number of RSU Shares that may be so withheld by the Company shall be limited to that number of RSU Shares having an aggregate Fair Market Value on the date of such withholding equal to the aggregate amount of the Participant's income, payroll and social tax liabilities based upon the applicable minimum withholding rates.

                 (g) RIGHTS AS A STOCKHOLDER. Upon and following the Performance-Based Vesting Date or the Service-Based Vesting Date, as applicable, the Participant shall be the record owner of the RSU Shares settled upon such date unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the shares. Prior to the Performance-Based Vesting Date, the Participant shall not be deemed for any purpose to be the owner of shares of Common Stock underlying the Restricted Share Units.

         4.       MISCELLANEOUS.

                  (a) GENERAL ASSETS. All amounts credited to the Account under this Agreement shall continue for all purposes to be part of the general assets of the Company, Participant's interest in the Account shall make the Participant only a general, unsecured creditor of the Company.

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                  (b)      NOTICES.    All   notices,    demands   and   other
communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                  if to the Company:

                  Interline Brands, Inc.
                  801 W. Bay Street
                  Jacksonville, FL  32204
                  Attention: General Counsel

                  if to the Participant, at the Participant's last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                  (c)      SEVERABILITY. The invalidity or unenforceability of
any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

                  (d) NO RIGHTS TO SERVICE. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as a consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

                  (e) BOUND BY PLAN. By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

                  (f) BENEFICIARY. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

                  (g) SUCCESSORS. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

                  (h) ENTIRE AGREEMENT. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect

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thereto. No change,  modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

                  (i) GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of New York.

                  (j) HEADINGS. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

                  (k) SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



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IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                        Interline Brands, Inc.



                                        -------------------------------------
                                        By:
                                            ---------------------------------
                                        Title:
                                               ------------------------------



                                        -------------------------------------
                                         [Name of Participant]




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                                   EXHIBIT A


-------------------------------------------------------------------------------
TARGET ATTAINED         PERCENTAGE OF TARGET AWARD   PERCENTAGE OF TARGET
                        VESTED ON LAST DAY OF        AWARD VESTED ONE YEAR
                        PERFORMANCE PERIOD           AFTER END OF PERFORMANCE
                                                     PERIOD
-------------------------------------------------------------------------------
Less than 80%           0%                           0%
-------------------------------------------------------------------------------
80%                     25%                          50%
-------------------------------------------------------------------------------
100%                    50%                          100%
-------------------------------------------------------------------------------
120% or greater         75%                          150%
-------------------------------------------------------------------------------

If during the Performance Period more than 80% but less than 100% of Target is attained, the percentage of the Target Award that is vested on the Performance-Based Vesting Date shall be between 25% and 50%, determined by the Committee using straight line interpolation. If during the Performance Period, more than 100% but less than 120% of Target is attained, the percentage of the Target Award that is vested shall be between 50% and 75% on the "Performance-Based Vesting Date", determined by the Committee using straight line interpolation.

For purposes of the Agreement to which this EXHIBIT A is attached, "TARGET" shall mean EPS Growth of 15% in the first year of the Performance Period plus EPS Growth of 15% in the second year of the Performance Period and "EPS GROWTH" shall refer to the increase in adjusted pro forma net income per share, as such term is defined in the Company's earnings releases furnished to or filed with the Securities and Exchange Commission, or in any other earnings per share metric that the Company uses as its main earnings per share measurement, as determined by the Committee in its sole discretion within the first 90 days of the Performance Period.

VESTING EXAMPLE. For purposes of illustration only, assume the Participant is awarded a Target Award of 100 Restricted Share Units. At the end of the Performance Period, the Committee determines that 80% of Target was achieved. 25 Restricted Share Units from the Participant's Award would become vested, and the Participant would receive 25 shares of Common Stock of the Company. As long as the Participant remains employed for one more year, the Participant would become vested in another 25 Restricted Share Units, and the Participant would receive an additional 25 shares of Common Stock of the Company (for a total of 50 shares). The remaining 50 Restricted Share Units of the Target Award, together with the 50 additional Restricted Share Units subject to the Award (which would have vested if maximum performance had been attained) will be automatically forfeited on the Performance-Based Vesting Date (and therefore cannot vest on the Service-Based Vesting Date).